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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-2
P & S Agreement Date:                                       Nov 1, 1995
Original Settlement Date:                                   Nov 21, 1995
Series Number of Class A-1 Certificates:                    441919AG2
Series Number of Class A-2 Certificates:                    N/A
Original Sale Balance:                                      $637,660,000
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Servicer Certificate                                        (Page 1 of 3)
Distribution Date:                                          07/20/98

Investor Certificateholder Floating Allocation Percentage   95.74%
Investor Certificateholder Fixed Allocation Percentage      97.90%
Aggregate Amount of  Collections                            16,979,845.44
     Aggregate Amount of  Interest Collections              3,384,807.52
     Aggregate Amount of  Principal Collections             13,595,037.92
Int. Collections Alloc. to Investor                         3,240,687.76
Class A Principal Collections                               13,043,591.26
Seller Interest Collections                                 144,119.76
Seller Principal Collections                                551,446.66
Weighted Average Loan Rate                                  13.75%
Net Loan Rate                                               12.75%
Weighted Average Maximum Loan Rate                          18.90%
Class A-1 Certificate Rate                                  5.9063%
Maximum Investor Certificate Rate                           12.9500%
Class A-1 Certificate Interest Distributed                  1,280,763.66
Class A-1 Investor Certificate Interest Shortfall before Draw  0.00
Unpaid Class A-1 Certificate Interest Shortfall Received    0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining      0.00
Unpaid Class A-1 Carryover Interest Amount                  0.00
Maximum Principal Dist. Amount (MPDA)                       13,309,542.12
Alternative Principal Dist. Amount (APDA)                   13,043,591.26
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount (SPDA)             13,043,591.26
Principal  allocable to Class A-1                           13,043,591.26
SPDA deposited to Funding Account                           0.00
Accelerated Principal Distribution Amount                   0.00
APDA allocable to Class A-1                                 0.00
Reimbursement to Credit Enhancer                            0.00
Spread Trigger hit?                                         No
Reduction in Certificate Principal Balance due to Current Class A-1
      Liquidation Loss Amount                               669,155.93
Cumulative Investor Liquidation Loss Amount                 669,155.93
Total Principal allocable to A-1                            13,712,747.19
Beginning Class A-1 Certificate Principal Balance           278,805,695.05
Ending Class A-1 Certificate Principal Balance              265,092,947.86
 Pool Factor (PF)                                           0.4157277
Retransfer Deposit Amount                                   0.00
Servicing Fees Distributed                                  235,049.22
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00
Aggregate Investor Liquidation Loss Amount                  669,155.93
Investor Loss Reduction Amount                              0.00
Beginning Pool Balance                                      294,602,785.20
Ending Pool Balance                                         280,858,448.17
Beginning Invested Amount                                   282,059,064.05
Ending Invested Amount                                      268,346,316.86
Beginning Seller Principal Balance                          12,543,721.15
Ending Seller Principal Balance                             12,512,131.31
Additional Balances                                         551,446.66
Beginning Funding Account Balance                           0.00

Servicer Certificate                                        (Page 2 of 3)
Distribution Date:                                          07/20/98

Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
      rele                                                  0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
      release t                                             0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period       0.00
Principal Collections to purchase Additional Balances and/or paid to Cert 0.00
Beginning  Pre-Funding Account Balance                      0.00
Ending Pre-Funding Account Balance                          0.00
Pre-Funding Earnings                                        0.00
Beginning Capitalized Interest Account                      0.00
Capital Interest Requirement (Transferred to Collection Account)         0.00
Ending Capitalized Interest Account                         0.00
Beginning Spread Account Balance                            6,506,737.00
Ending Spread Account Balance                               6,506,737.00
Beginning Seller Interest                                   4.2578%
Ending Seller's Interest                                    4.4550%
Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts                                        157
     Trust Balance                                          5,578,379.32
   90+ days (Del Stat 3+)
     No. of Accounts                                        453
     Trust Balance                                          14,022,022.73
   270+ days (Del Stat 9+)
     No. of Accounts                                        227
     Trust Balance                                          7,739,579.19
   REO
     No. of Accounts                                        59
     Trust Balance                                          2,261,815.70
Rapid Amortization Event ?                                  No
   Failure to make payment within 5 Business
      Days of Required Date ?                               No
   Failure to perform covenant relating to
      Trust's Security Interest ?                           No
   Failure to perform other covenants as described
      in the Agreement ?                                    No
   Breach of Representation or Warranty ?                      No
   Bankruptcy, Insolvency or Receivership relating to Seller?  No
   Subject to Investment Company Act of 1940 Regulation ?      No
   Servicing Termination ?                                     No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off
      Balance                                               No
Event of Default ?                                          No
   Failure by Servicer to make payment within 5 Bus. Days of Required Date?No Failure by Servicer to perform covenant relating to Trust's Security
      Interest                                              No
   Failure by Servicer to perform other covenants as described in the
      Agreement?                                            No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer?  No
   Trigger Event ?                                                      No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)      N/A
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                                695,566.42
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00
Spread Account Draw Amount                                  0.00
Capitalized Interest Account Draw                           0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi)          0.00
Amount paid to Trustee                                      0.00

Servicer Certificate                                        (Page 3 of 3)
Distribution Date:                                          07/20/98

Cumulative Draw under Policy                                0.00
Net Yield                                                   5.01%
Total  Available Funds
     Aggregate Amount of Collections                        16,979,845.44
     Deposit for principal not used to purchase subsequent loans  0.00
     Interest Earnings on the Pre-Funding Account                 0.00
     Deposit from Capitalized Interest Account              0.00
     Total                                                  16,979,845.44
Application of Available Funds
     Servicing Fee                                          235,049.22
     Prinicpal and Interest to Class A-1                    14,993,510.85
  Seller's portion of Principal and Interest                695,566.42
     Funds deposited into Funding Account (Net)             0.00
     Funds deposited into Spread  Account                   0.00
     Excess funds released to Seller                        1,055,718.95
     Total                                                  16,979,845.44


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders                             (Page 1 of 1)
Distribution Date:                                             07/20/98
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating
      Allocation Percentage                                 95.7422%
Class A Certificateholder Fixed
      Allocation Percentage                              97.9000%
Beginning Class A-1 Certificate Balance                278,805,695.05

Class A-1 Certificate Rate                                  5.906250%
Class A-1 Certificate Interest Distributed               2.008537
Remaining Unpaid Class A-1 Certificate
      Interest Shortfall                                  0.000000
Rapid Amortization Event ?                               No
Class A-1 Certificate Principal Distributed             21.504794
                                                                      Maximum
Principal Distribution Amount             20.872475
   Scheduled Principal  Distribution Amount (SPDA)      20.455401
   Accelerated Principal Distribution Amount             0.000000
   Aggregate Investor Liquidation Loss
      Amount Distributed                                  1.049393
Total Amount Distributed to Certificateholders          22.463938
Principal Collections deposited into Funding Account         0.00
Ending Funding Account Balance                               0.00
Ending Class A-1 Certificate Balance               265,092,947.86
Class A-1 Factor                                        0.4157277
Pool Factor (PF)                                        0.4157277

Unreimbursed Liquidation Loss Amount                           $0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount   $0.00
Accrued & Unpaid Interest on Unreimbursed
            Liquidation Loss Amount                          $0.00

Class A Servicing Fee                                  235,049.22
Beginning Invested Amount                          282,059,064.05
Ending Invested Amount                             268,346,316.86
Beginning Pool Balance                             294,602,785.20
Ending Pool Balance                                280,858,448.17
Spread Account Draw Amount                                   0.00
Credit Enhancement Draw Amount                               0.00

Statement to Certificateholders                       (Page 2 of 2)
Distribution Date:                                     07/20/98

DELINQUENCY & REO STATUS
   60 - 89 days (Del Stat 2)
     No. of Accounts                                         157
     Trust Balance                                  5,578,379.32
   90+ days (Del Stat 3+)
     No. of Accounts                                         453
     Trust Balance                                 14,022,022.73
   REO
     No. of Accounts                                          59
     Trust Balance                                  2,261,815.70
Aggregate Liquidation Loss Amount for
      Liquidated Loans                                 521,519.61
Class A-1 Certificate Rate for Next Distribution Date
 To be updated
Amount of any Draws on the Policy                           0.00

Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00
Pre-Funded Amount (Ending)                                  0.00
Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                           0
     Trust Balance                                          0.00